10-Q Income Taxes	6 Months Ended
Jun. 30, 2023
Income Tax Disclosure [Abstract]
Income Taxes	Income Taxes
Income tax expense on the Consolidated Statements of Operations for the years ended December 31 was as follows:

	2022	2021	2020
	(In thousands)
Current:
Federal	$27,293	$4,270	$32,682
State	13,230	6,331	12,996
	40,523	10,601	45,678
Deferred:
Income taxes:
Federal	1,715	26,793	2,972
State	363	6,065	(1,219)
	2,078	32,858	1,753
Total income tax expense	$42,601	$43,459	$47,431
Components of deferred tax assets and deferred tax liabilities at December 31 were as follows:

	2022	2021
	(In thousands)
Deferred tax assets:
Accrued pension costs	$11,070	$15,011
Operating lease liabilities	11,804	12,966
Asset retirement obligations	9,687	8,696
Deferred compensation/compensation related	15,329	14,654
Net operating loss/credit carryforward	12,039	11,329
Capitalized inventory overheads	7,260	4,683
Payroll tax deferral	—	2,329
Other	8,412	8,032
Total deferred tax assets	$75,601	$77,700

	2022	2021
	(In thousands)
Deferred tax liabilities:
Basis differences on property, plant and equipment	$203,099	$199,928
Operating lease right-of-use-assets	11,804	12,966
Intangible assets	10,975	9,760
Other	13,488	12,243
Total deferred tax liabilities	239,366	234,897
Valuation allowance	12,039	11,329
Net deferred income tax liability	$(175,804)	$(168,526)
As of December 31, 2022 and 2021, the Company had various state income tax net operating loss carryforwards of $160.1 million and $148.9 million, respectively, and federal and state income tax credit carryforwards, excluding alternative minimum tax credit carryforwards, of $591,000.0 for both years. The state income tax credit carryforwards are due to expire between 2024 and 2036. Changes in tax regulations or assumptions regarding current and future taxable income could require additional valuation allowances in the future.
The following table reconciles the change in the net deferred income tax liability from December 31, 2021, to December 31, 2022, to deferred income tax expense:

	2022	2021
	(In thousands)
Change in net deferred income tax liability from the preceding table	$7,278	$37,516
Deferred income taxes established due to an acquisition	(1,215)	(3,177)
Deferred taxes associated with other comprehensive loss	(3,985)	(1,481)
Deferred income tax expense for the period	$2,078	$32,858
Total income tax expense differs from the amount computed by applying the statutory federal income tax rate to income before taxes. The reasons for this difference were as follows:

Years ended December 31,	2022		2021		2020
	Amount	%	Amount	%	Amount	%
	(Dollars in thousands)
Computed tax at federal statutory rate	$33,353	21.0	$36,375	21.0	$40,899	21.0
Increases (reductions) resulting from:
State income taxes, net of federal income tax	9,702	6.1	9,429	5.4	10,450	5.4
Depletion allowance	(2,123)	(1.3)	(1,893)	(1.1)	(1,756)	(0.9)
Nonqualified benefit plans	1,129	0.7	(535)	(0.3)	(922)	(0.5)
Deductible K-Plan dividends	(394)	(0.3)	(392)	(0.2)	(372)	(0.2)
Resolution of tax matters and uncertain tax positions	592	0.4	(64)	—	(1,375)	(0.7)
Other	342	0.2	539	0.3	507	0.3
Total income tax expense	$42,601	26.8	$43,459	25.1	$47,431	24.4
The Company and its subsidiaries file income tax returns in the U.S. federal jurisdiction, and various state and local jurisdictions. The Company is no longer subject to U.S. federal or non-U.S. income tax examinations by tax authorities for years ending prior to 2019. With few exceptions, as of December 31, 2022, the Company is no longer subject to state and local income tax examinations by tax authorities for years ending prior to 2019.
For the years ended December 31, 2022, 2021 and 2020, total reserves for uncertain tax positions were not material. The Company recognizes interest and penalties accrued relative to unrecognized tax benefits in income tax expense.
Income Taxes
Prior to the Separation, income tax expense and tax balances in the consolidated financial statements were calculated on a separate tax return basis. The separate tax return method applies the accounting guidance for income taxes to the stand-alone financial statements as if the Company were a separate taxpayer and a stand-alone enterprise. Management believes the assumptions supporting the allocation and presentation of income taxes on a separate return basis are reasonable. As a stand-alone entity, the Company will file tax returns on its own behalf, and tax balances and effective income tax rate may differ from the amounts reported in the historical periods.
Post-Separation, the income tax provisions are calculated based on Knife River's operating footprint, as well as tax return elections and assertions. Current income tax liabilities including amounts for unrecognized tax benefits related to the Company's activities included in MDU Resources' income tax returns were deemed to be immediately settled with MDU Resources' final settlement allocation process as dictated by the MDU Resources' Tax Sharing Agreement.
Income tax expense is based on reported income before income taxes. Deferred income taxes reflect the tax effect of temporary differences between asset and liability amounts that are recognized for financial reporting purposes and the amounts that are recognized for income tax purposes. These deferred taxes are measured by applying currently enacted tax laws.
Valuation allowances are recognized to reduce deferred tax assets to the amount that will more likely than not be realized. In assessing the need for a valuation allowance, management considers all available evidence for each jurisdiction including past operating results, estimates of future taxable income and the feasibility of ongoing tax planning strategies and actions. When there is a change in determination as to the amount of deferred tax assets that can be realized, the valuation allowance is adjusted with a corresponding impact to provision for income taxes in the period in which such determination is made.
The Company's cash tax payments for the year may vary significantly from prior years as a result of the timing of the Separation and the seasonality of the Company's business.
Other Tax Matters
Tax Matters Agreement In connection with the Separation, the Company entered into a tax matters agreement with MDU Resources. The tax matters agreement governs the respective rights, responsibilities, and obligations between the Company and MDU Resources after the Separation with respect to tax liabilities and benefits, tax attributes, tax returns, tax contests and other tax sharing regarding U.S. federal, state and local income taxes, other tax matters and related tax returns.
Tax Refunds and Attributes The tax matters agreement provides for the allocation of certain pre-closing tax attributes between the Company and MDU Resources. Tax attributes will be allocated in accordance with the principles set forth in the MDU Resources' Tax Sharing Agreement, then existing, unless otherwise required by law. Under the tax matters agreement, the Company will be entitled to refunds for taxes for which the Company is responsible.